Exhibit 99.2

Supplemental Financial Repor .. ng Package  Second Quarter 2015  Rexford  Industrial  Realty,  Inc.  NYSE:  REXR  11620  Wilshire  Blvd  Suite  1000  Los  Angeles,  CA  90025  310- 966- 1680    www. RexfordIndustrial. com

Table of Contents Section Page Corporate Data: Investor Company Summary. 3 Financial and Portfolio Highlights and Common Stock Data4 Consolidated and Combined Financial Results: Consolidated and Combined Balance Sheet5 Consolidated and Combined Statement of Operations. 6 - 7 Non- GAAP FFO and AFFO Reconciliations. 8 - 9 Statement of Operations Reconciliations10 - 11 Same Property Portfolio Performance12 - 13 Joint Venture Financial Summary14 - 15 Capitalization Summary16 Debt Summary 17 Debt Covenants 18 Portfolio Data: Portfolio Overview. 19 Occupancy and Leasing Trends. 20 Leasing Statistics. 21 Top Tenants and Lease Segmentation. 22 Capital Expenditure Summary 23 Properties Under Repositioning. 24 Acquisitions and Dispositions Summary. 25 Net Asset Value Components26 Fixed Charge Coverage Ratio. 27 Definitions / Discussion of Non- GAAP Financial Measures. 28 - 29 Disclosures: Forward Looking Statements: This supplemental package contains “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward- looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry ( including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate) ; risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management) ; risks associated with our failure to maintain our status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes, and potential liability for uninsured losses and environmental contamination. For a further discussion of these and other factors that could cause our future results to differ materially from any forward- looking statements, see Item 1A. Risk Factors in our 2014 Annual Report on Form 10- K, which was filed with the Securities and Exchange Commission (“ SEC” ) on March 9, 2015. We disclaim any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. SecondQuarter2015Page2SupplementalFinancialReportingPackage

Investor Company Summary

Senior Management Team

Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Adeel Khan	Chief Financial Officer
Patrick Schlehuber	Director of Acquisitions
Bruce Herbkersman	Director of Construction & Development
Shannon Lewis	Director of Leasing & Asset Management
Ashley Arthur	Director of Property Operations

Board of Directors

Richard Ziman	Chairman
Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Robert L. Antin	Director
Steven C. Good	Director
Peter Schwab	Director
Tyler H. Rose	Director

Company Contact Information

11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310-966-1680
www.RexfordIndustrial.com

Investor Relations Information

ICR
Brad Cohen and Stephen Swett
www.icrinc.com
212-849-3882

Equity Research Coverage

Bank of America Merrill Lynch	James Feldman
Citigroup Investment Research	Emmanuel Korchman
D.A Davidson	Barry Oxford
J.P. Morgan	Michael W. Mueller, CFA
Jefferies LLC	Tayo Okusanya
Wells Fargo Securities	Brendan Maiorana, CFA
Wunderlich Securities	Craig Kucera

Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts' reports on their own; we do not distribute these reports.

Second Quarter 2015
Supplemental Financial Reporting Package
Page 3

Financial and Portfolio Highlights and Common Stock Data [1]

(in thousands except per share figures and portfolio statistics)

	Three Months Ended				
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Financial Results:					
Total rental revenues	$ 22,442	$ 21,063	$ 19,576	$ 17,755	$ 14,718
Net income (loss)	$ 196	$ 81	$ 145	$ (679)	$ 81
Net income (loss) per common share - basic and diluted	$ 0.00	$ 0.00	$ 0.00	$ (0.02)	$ 0.00
Company share of Recurring FFO	$ 11,089	$ 10,085	$ 8,932	$ 7,700	$ 6,091
Recurring FFO per common share - basic and diluted	$ 0.20	$ 0.20	$ 0.21	$ 0.23	$ 0.24
Company share of FFO	$ 10,220	$ 9,513	$ 8,145	$ 6,960	$ 5,508
FFO per common share - basic and diluted	$ 0.19	$ 0.19	$ 0.19	$ 0.21	$ 0.22
EBITDA	$ 12,364	$ 11,819	$ 10,334	$ 9,456	$ 7,769
Adjusted EBITDA	$ 14,066	$ 12,927	$ 12,585	$ 11,149	$ 10,325
Dividend declared per common share	$ 0.12	$ 0.12	$ 0.12	$ 0.12	$ 0.12
Portfolio Statistics:					
Portfolio SF - consolidated	10,649,768	10,253,580	9,829,020	8,633,812	7,908,456
Ending occupancy - consolidated portfolio	88.4%	89.5%	90.7%	91.8%	90.5%
Pro-forma occupancy including uncommenced leases	90.0%	90.8%	90.7%	92.3%	91.1%
Leasing spreads - cash	7.0%	4.5%	1.9[2]	3.6%	5.2%
Leasing spreads - GAAP	15.4%	11.6%	11.8[3]	10.3%	17.1%
Same Property Performance:					
Total rental revenue growth	5.5%	4.2%	8.8%	3.6%	4.8%
Total property expense growth	3.8%	-3.4%	4.1%	3.9%	-4.1%
NOI growth	6.2%	7.4%	10.7%	3.5%	8.3%
Cash NOI growth	8.0%	7.3%	9.7%	3.8%	3.3%
Same Property Portfolio ending occupancy	92.6%	92.4%	92.1%	90.4%	89.8%
Stabilized Same Property Portfolio ending occupancy	94.0%	94.9%	93.7%	91.7%	–
Same Property Portfolio occupancy growth (ppt)	2.3%	2.1%	2.3%	2.5%	1.4%
Capitalization:					
Common stock price at quarter end	$ 14.58	$ 15.81	$ 15.71	$ 13.84	$ 14.24
Common shares issued and outstanding	55,051,832	54,909,083	43,382,425	43,059,742	25,420,381
Total shares and units issued and outstanding at period end [4]	57,229,405	57,205,769	45,705,769	45,705,769	28,429,640
Weighted average shares outstanding - basic and diluted	54,963,093	50,683,528	43,234,602	33,527,183	25,419,757
Total equity market capitalization	$ 834,405	$ 904,423	$ 718,038	$ 632,568	$ 404,838
Total consolidated debt	296,715	269,879	357,076	269,699	369,679
Total debt (pro-rata) [5]	296,715	269,879	357,076	275,924	375,904
Total combined market capitalization (debt and equity)	1,121,132	1,126,761	1,066,508	847,951	771,470
Ratios:					
Net debt (pro-rata) to total combined market capitalization	25.6%	19.7%	32.7%	25.4%	47.5%
Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized)	5.1x	4.3x	6.9x	4.9x	8.9x

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.
[2] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average cash growth for total combined new and renewal leases executed during Q4-14 is 3.3%.
[3] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average GAAP growth for total combined new and renewal leases executed during Q4-14 is 13.3%.
[4] Includes the following number of OP Units held by noncontrolling interests: 2,177,573 (June 30, 2015), 2,296,686 (March 31, 2015), 2,323,344 (December 31,2014), 2,646,027 (September 30, 2014) and 3,009,259 (June 30, 2014). Excludes the following number of shares of unvested restricted stock: 407,463 (June 30, 2015), 420,280 (March 31, 2015), 320,017 (December 31,2014), 198,141 (September 30, 2014) and 203,264 (June 30, 2014).
[5] Includes our 15% share of debt in our Mission Oaks joint venture as of September 30, 2014 and June 30, 2014. During the three months ended December 31, 2014, in connection with the JV's disposition of 3001 & 3175 Mission Oaks Blvd., the JV repaid the $41.5 million loan secured by the properties located at 3001, 3175 and 3233 Mission Oaks Blvd.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 4

Consolidated Balance Sheets

(unaudited and in thousands)

	Rexford Industrial Realty, Inc.				
	6/30/15	3/31/15	12/31/14[1]	9/30/14[1]	6/30/14[1]
Assets					
Investments in real estate, net	$ 955,365	$ 902,747	$ 853,578	$ 722,689	$ 651,920
Cash and cash equivalents	9,988	47,541	8,606	60,541	9,272
Restricted cash	-	-	-	307	379
Notes receivable	13,137	13,135	13,137	13,138	13,136
Rents and other receivables, net	2,210	1,892	1,812	1,738	1,455
Deferred rent receivable	6,067	5,520	5,165	4,547	4,314
Deferred leasing costs, net	4,526	3,744	3,608	3,275	2,640
Deferred loan costs, net	1,745	1,895	2,045	2,195	2,344
Acquired lease intangible assets, net[2]	28,580	26,504	28,136	23,558	22,621
Indefinite-lived intangible	5,271	5,271	5,271	5,271	5,271
Other assets	5,221	5,534	4,699	4,552	2,568
Acquisition related deposits	1,400	250	2,110	-	1,450
Investment in unconsolidated real estate entities	4,018	4,013	4,018	5,744	5,758
Assets associated with real estate held for sale	-	-	-	-	1,958
Total Assets	$ 1,037,528	$ 1,018,046	$ 932,185	$ 847,555	$ 725,086
Liabilities					
Notes payable	$ 296,333	$ 269,541	$ 356,362	$ 269,011	$ 369,020
Interest rate swap liability	2,960	3,279	1,402	228	459
Accounts payable and accrued expenses	9,257	11,566	10,053	9,519	5,708
Dividends payable	6,655	6,639	5,244	5,191	3,075
Acquired lease intangible liabilities, net[3]	2,579	2,903	3,016	1,921	1,970
Tenant security deposits	9,711	9,112	8,768	7,927	7,396
Prepaid rents	2,517	1,144	1,463	1,329	964
Liabilities associated with real estate held for sale	-	-	-	-	293
Total Liabilities	330,012	304,184	386,308	295,126	388,885
Equity					
Common stock	550	549	434	431	255
Additional paid in capital	720,583	719,199	542,318	538,248	312,451
Cumulative distributions in excess of earnings	(34,702)	(28,235)	(21,673)	(16,574)	(10,784)
Accumulated other comprehensive income (loss)	(2,847)	(3,147)	(1,331)	158	(410)
Total stockholders' equity	683,584	688,366	519,748	522,263	301,512
Noncontrolling interests	23,932	25,496	26,129	30,166	34,689
Total Equity	707,516	713,862	545,877	552,429	336,201
Total Liabilities and Equity	$ 1,037,528	$ 1,018,046	$ 932,185	$ 847,555	$ 725,086

[1] For comparability, certain prior period amounts have been reclassified to conform to current period presentation.
[2] Includes net above-market tenant lease intangibles of $5,725 (June 30, 2015), $3,312 (March 31, 2015), $3,644 (Dec. 31 2014), $3,474 (Sept. 30, 2014) and $3,443 (June 30, 2014).
[3] Includes net below-market tenant lease intangibles of $2,350 (June 30, 2015), $2,666 (March 31, 2015), $2,771 (Dec. 31 2014), $1,668 (Sept. 30, 2014) and $1,716 (June 30, 2014).

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 5

Consolidated Statements of Operations Quarterly Results ( unaudited and in thousands, except share count and per share figures) Three Months Ended June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 June 30, 2014 Revenues Rental income $ 19,275 $ 18,557 16,719$ 15,516$ $ 12,773 Tenant reimbursements 2,844 2,184 2,417 2,052 1,681 Management, leasing, and development services 161 132 206 171 249 Other income 162 190 234 16 15 Total rental revenues 22,442 21,063 19,576 17,755 14,718 Interest income 280 277 282 281 278 Total Revenues 22,722 21,340 19,858 18,036 14,996 Operating Expenses Property expenses 5,874 5,771 5,477 4,879 3,892 General and administrative 3,740 3,546 3,486 3,273 2,780 Depreciation and amortization 10,490 9,884 8,443 8,032 6,003 Total Operating Expenses 20,104 19,201 17,406 16,184 12,675 Other Expense Acquisition expenses 847 233 627 426 652 Interest expense 1,658 1,826 1,655 1,957 1,537 Total Other Expense 2,505 2,059 2,282 2,383 2,189 Total Expenses 22,609 21,260 19,688 18,567 14,864 Equity in income (loss) from unconsolidated real estate entities 12 1 (25) 2 (51) Gain on extinguishment of debt 71 - - - - Loss on sale of real estate - - - (150) - Net Income (Loss) $ 196 $ 81 145$ (679) $ $ 81 Net Income (Loss) attributable to: Common shareholders $ 139 $ 27 $ 107 $ (623) $ 49 Noncontrolling interests 8 4 - (80) 8 Participating securities 49 50 38 24 24 Net Income (Loss) $ 196 $ 81 $ 145 $ (679) $ 81 Earnings per Common Share - Basic and Diluted Net income (loss) available to common stockholders $ 0.00 $ 0.00 $ 0.00 $ (0.02) $ 0.00 Weighted average shares outstanding - basic and diluted 54,963,093 50,683,528 43,234,602 33,527,183 25,419,757 Second Quarter 2015 Page 6 Supplemental Financial Reporting Package

Consolidated Statements of Operations (in thousands) Quarterly Results ( unaudited results) Three Months Ended June 30, Six Months Ended June 30, 2015 2014 2015 2014 Rental Revenues Rental income $ 19,275 12,773$ $ 37,832 24,401$ Tenant reimbursements 2,844 1,681 5,028 3,192 Management, leasing, and development services 161 249 293 483 Other income 162 15 352 57 Total Rental Revenues 22,442 14,718 43,505 28,133 Interest income 280 278 557 554 Total Revenues 22,722 14,996 44,062 28,687 Operating Expenses Property expenses 5,874 3,892 11,645 8,026 General and administrative 3,740 2,780 7,286 5,385 Depreciation and amortization 10,490 6,003 20,374 12,133 Total Operating Expenses 20,104 12,675 39,305 25,544 Other Expense Acquisition expenses 847 652 1,080 985 Interest expense 1,658 1,537 3,484 2,788 Total Other Expense 2,505 2,189 4,564 3,773 Total Expenses 22,609 14,864 43,869 29,317 Equity in income ( loss) from unconsolidated real estate entities 12 (51) 13 (6) Gain on extinguishment of debt 71 - 71 - Net Income (Loss) from Continuing Operations 196 81 277 (636) Discontinued Operations Income from discontinued operations before gain on sale of real estate - - 21 Gain on sale of real estate - - - 2,125 Income from Discontinued Operations - - - 2,146 Net Income $ 196 81$ $ 277 1,510$ Net Income attributable to: Common shareholders $ 139 49$ $ 166 1,310$ Noncontrolling interests 8 8 12 160 Participating securities 49 24 99 40 Net Income $ 196 81$ $ 277 1,510$ Second Quarter 2015 Page 7 Supplemental Financial Reporting Package

Non-GAAP FFO (1)

(in thousands)
(unaudited results)

	Rexford Industrial Realty, Inc. Three Months Ended				
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Funds From Operations (FFO)					
Net Income (loss)	$ 196	$ 81	$ 145	$ (679)	$ 81
Add:					
Depreciation and amortization, including amounts in discontinued operations	10,490	9,884	8,443	8,032	6,003
Depreciation and amortization from unconsolidated joint ventures	20	28	66	103	103
Loss on sale of real estate	-	-	-	150	-
Deduct:					
Gain on sale of real estate from unconsolidated joint ventures	-	-	3	-	-
FFO	10,706	9,993	8,651	7,606	6,187
Company share of FFO (2)(3)	$ 10,220	$ 9,513	$ 8,145	$ 6,960	$ 5,508
FFO per share - basic and diluted	$ 0.19	$ 0.19	$ 0.19	$ 0.21	$ 0.22
FFO	$ 10,706	$ 9,993	$ 8,651	$ 7,606	$ 6,187
Add:					
Non-recurring legal fees (4)	64	369	205	380	-
Acquisition Expenses	847	233	627	426	652
Recurring FFO	$ 11,617	$ 10,595	$ 9,483	$ 8,412	$ 6,839
Company share of Recurring FFO (2)	$ 11,089	$ 10,085	$ 8,932	$ 7,700	$ 6,091
Recurring FFO per share - basic and diluted	$ 0.20	$ 0.20	$ 0.21	$ 0.23	$ 0.24
Weighted-average shares outstanding - basic and diluted	54,963,093	50,683,528	43,234,602	33,527,183	25,419,757
Weighted-average diluted shares and units	57,220,536	52,989,102	45,705,769	36,511,737	28,429,016

(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2) Company share of FFO and Recurring FFO is based on the weighted average interest in our operating partnership of 96.1%, 95.6%, 94.6%, 91.8%, and 89.4% for the three months ended June 30, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

(3) Company share of FFO excludes FFO allocated to participating securities of $76, $71, $38, $24, and $24 for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

(4) Non-recurring legal fees relate to litigation. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 8

Non-GAAP AFFO [1]

(in thousands)
(unaudited results)

AFFO

	Rexford Industrial Realty, Inc. Three Months Ended				
	June 30, 2015	March 31, 2015[2]	December 31, 2014[2]	September 30, 2014[2]	June 30, 2014[2]
Adjusted Funds From Operations (AFFO)					
Funds From Operations	$ 10,706	$ 9,993	$ 8,651	$ 7,606	$ 6,187
Add:					
Amortization of deferred financing costs	209	209	206	205	144
Fair value lease expense	46	39	115	151	73
Non-cash stock compensation	467	348	250	340	279
Straight line corporate office rent expense adjustment	37	24	-	-	-
Deduct:					
Straight line rental revenue adjustment	612	365	595	227	395
Capitalized payments[3]	497	344	302	216	222
Note receivable discount amortization	71	69	68	66	65
Note payable premium amortization	33	92	82	81	35
Gain on extinguishment of debt	71	-	-	-	-
Recurring capital expenditures[4]	871	392	908	752	447
2nd generation tenant improvements and leasing commissions[5]	893	706	918	1,174	795
Unconsolidated joint venture AFFO adjustments	(4)	(9)	3	(2)	(3)
AFFO	$ 8,421	$ 8,654	$ 6,346	$ 5,788	$ 4,727

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] For comparability, prior period amounts have been reclassified to conform to current period presentation.

[3] Includes capitalized interest, and leasing and construction development compensation.

[4] Excludes nonrecurring capital expenditures of $3,312, $2,920, $4,118, $2,670, and $1,708 for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

[5] Excludes 1st generation tenant improvements and leasing commissions of $996, $236, $640, $423, and $31 for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 9

Statement of Operations Reconciliations [1]

(in thousands)
(unaudited results)

	Rexford Industrial Realty, Inc.				
	Three Months Ended				
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net Operating Income (NOI)					
Rental income	$ 19,275	$ 18,557	$ 16,719	$ 15,516	$ 12,773
Tenant reimbursements	2,844	2,184	2,417	2,052	1,681
Other income	162	190	234	16	15
Total operating revenues	22,281	20,931	19,370	17,584	14,469
Property expenses	5,874	5,771	5,477	4,879	3,892
Total operating expenses	5,874	5,771	5,477	4,879	3,892
NOI	$ 16,407	$ 15,160	$ 13,893	$ 12,705	$ 10,577
Fair value lease revenue	46	39	115	151	73
Straight line rental revenue adjustment	(612)	(365)	(595)	(227)	(395)
Cash NOI	$ 15,841	$ 14,834	$ 13,413	$ 12,629	$ 10,255
Net Income (Loss)	$ 196	$ 81	$ 145	$ (679)	$ 81
Add:					
General and administrative	3,740	3,546	3,486	3,273	2,780
Depreciation and amortization	10,490	9,884	8,443	8,032	6,003
Acquisition expenses	847	233	627	426	652
Interest expense	1,658	1,826	1,655	1,957	1,537
Loss on sale of real estate	-	-	-	150	-
Subtract:					
Management, leasing, and development services	161	132	206	171	249
Interest income	280	277	282	281	278
Equity in income (loss) from unconsolidated real estate entities	12	1	(25)	2	(51)
Gain on extinguishment of debt	71	-	-	-	-
NOI	$ 16,407	$ 15,160	$ 13,893	$ 12,705	$ 10,577
Fair value lease revenue	46	39	115	151	73
Straight line rental revenue adjustment	(612)	(365)	(595)	(227)	(395)
Cash NOI	$ 15,841	$ 14,834	$ 13,413	$ 12,629	$ 10,255

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 10

Statement of Operations Reconciliations [(1)]

(in thousands)
(unaudited results)

	Rexford Industrial Realty, Inc. Three Months Ended				
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net income (loss)	$ 196	$ 81	$ 145	$ (679)	$ 81
Interest expense	1,658	1,826	1,655	1,957	1,537
Proportionate share of interest expense from unconsolidated joint ventures	-	-	25	43	45
Depreciation and amortization	10,490	9,884	8,443	8,032	6,003
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	20	28	66	103	103
EBITDA	$ 12,364	$ 11,819	$ 10,334	$ 9,456	$ 7,769
Stock-based compensation amortization	467	348	250	340	279
Gain on extinguishment of debt	(71)	-	-	-	-
Loss on sale of real estate	-	-	-	150	-
Non-recurring legal fees[(2)]	64	369	205	380	-
Acquisition expenses	847	233	627	426	652
Pro forma effect of acquisitions[(3)]	395	158	1,169	497	1,625
Pro forma effect of dispositions[(4)]	-	-	-	(100)	-
Adjusted EBITDA	$ 14,066	$ 12,927	$ 12,585	$ 11,149	$ 10,325

[(1)] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[(2)] Non-recurring legal fees relate to Litigation. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.

[(3)] Represents the estimated impact of Q2'15 acquisitions as if they had been acquired April 1, 2015, Q1'15 acquisitions as if they had been acquired January 1, 2015, Q4'14 acquisitions as if they had been acquired October 1, 2014, Q3'14 acquisitions as if they had been acquired on July 1, 2014, and Q2'14 acquisitions as if they had been acquired on April 1, 2014. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of the beginning of each period.

[(4)]Represents the effect of dispositions as if they had occurred at the beginning of the quarter disposed. See the dispositions section on page 25 for additional details.

Second Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 11

Same Property Portfolio Performance [1]

Statement of Operations and NOI Reconciliation

(in thousands)
(unaudited results)

Same Property Portfolio Statement of Operations:

	Three Months Ended June 30, 2015	2014	$ Change	% Change	Six Months Ended June 30, 2015	2014	$ Change	% Change
Rental Revenues								
Rental income	$ 11,982	$ 11,505	$ 477	4.1%	$ 23,735	$ 22,655	$ 1,080	4.8%
Tenant reimbursements	1,665	1,489	176	11.8%	3,073	2,964	109	3.7%
Other income	86	19	67	352.6%	123	56	67	119.6%
Total Rental Revenues	13,733	13,013	720	5.5%	26,931	25,675	1,256	4.9%
Interest income	280	278	2	0.7%	557	554	3	0.5%
Total Revenues	14,013	13,291	722	5.4%	27,488	26,229	1,259	4.8%
Operating Expenses								
Property expenses	3,667	3,532	135	3.8%	7,391	7,393	(2)	(0.0%)
Depreciation and amortization	4,708	5,279	(571)	(10.8%)	9,334	11,022	(1,688)	(15.3%)
Total Operating Expenses	8,375	8,811	(436)	(4.9%)	16,725	18,415	(1,690)	(9.2%)
Other Expense								
Interest expense	235	294	(59)	(20.1%)	471	583	(112)	(19.2%)
Total Other Expense	235	294	(59)	(20.1%)	471	583	(112)	(19.2%)
Total Expenses	8,610	9,105	(495)	(5.4%)	17,196	18,998	(1,802)	(9.5%)
Net Income[2]	$ 5,403	$ 4,186	$ 1,217	29.1%	$ 10,292	$ 7,231	$ 3,061	42.3%

Same Property Portfolio NOI Reconciliation:

	Three Months Ended June 30, 2015	2014	$ Change	% Change	Six Months Ended June 30, 2015	2014	$ Change	% Change
NOI								
Net Income[2]	$ 5,403	$ 4,186			$ 10,292	$ 7,231		
Add:								
Interest expense	235	294			471	583		
Depreciation and amortization	4,708	5,279			9,334	11,022		
Deduct:								
Interest income	280	278			557	554		
NOI[2]	$ 10,066	$ 9,481	$ 585	6.2%	$ 19,540	$ 18,282	$ 1,258	6.9%
Straight-line rents	(160)	(359)			(258)	(493)		
Amort. above/below market leases	51	99			108	198		
Cash NOI[2]	$ 9,957	$ 9,221	$ 736	8.0%	$ 19,390	$ 17,987	$ 1,403	7.8%

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] For comparability to current period presentation, results for the six months ended June 30, 2015 and 2014, reflect adjustments to tenant reimbursements and property expenses for the three months ended March 31, 2015 and 2014. The net effect of these adjustments on Net Income, NOI and Cash NOI, is a net decrease of $56k and $67k, for the six months ended June 30, 2015 and 2014, respectively.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 12

Same Property Portfolio Performance [1]

NOI Reconciliation, Portfolio Summary and Occupancy

(in thousands)
(unaudited results)

Same Property Portfolio NOI Reconciliation Continued:

	Three Months Ended June 30, 2015	2014	$ Change	% Change	Six Months Ended June 30, 2015	2014	$ Change	% Change
Rental income	$ 11,982	$ 11,505	$ 477	4.1%	$ 23,735	$ 22,655	$ 1,080	4.8%
Tenant reimbursements	1,665	1,489	176	11.8%	3,073	2,964	109	3.7%
Other income	86	19	67	352.6%	123	56	67	119.6%
Total rental revenues	13,733	13,013	720	5.5%	26,931	25,675	1,256	4.9%
Property expenses	3,667	3,532	135	3.8%	7,391	7,393	(2)	(0.0%)
NOI[2]	$ 10,066	$ 9,481	$ 585	6.2%	$ 19,540	$ 18,282	$ 1,258	6.9%
Straight-line rents	(160)	(359)	199	(55.4%)	(258)	(493)	235	(47.7%)
Amort. above/below market leases	51	99	(48)	(48.5%)	108	198	(90)	(45.5%)
Cash NOI[2]	9,957	9,221	$ 736	8.0%	$ 19,390	$ 17,987	$ 1,403	7.8%

Same Property Portfolio Summary:

	Same Property Portfolio	Stabilized Same Property Portfolio[3]
Number of properties	62	62
Square Feet	6,085,223	5,995,149

Same Property Portfolio Occupancy:

	June 30, 2015		June 30, 2014		Change (ppt)	
Occupancy:	Same Property Portfolio	Stabilized Same Property Portfolio[3]	Same Property Portfolio	Stabilized Same Property Portfolio[3]	Same Property Portfolio	Stabilized Same Property Portfolio[3]
Los Angeles County	94.6%	97.3%	92.6%	92.9%	2.0%	4.4%
Orange County	94.5%	94.5%	95.8%	95.8%	-1.3%	-1.3%
San Bernardino County	95.4%	95.4%	86.1%	86.1%	9.3%	9.3%
Ventura County	91.1%	91.1%	88.5%	88.5%	2.6%	2.6%
San Diego County	81.6%	81.6%	80.3%	80.3%	1.3%	1.3%
Total/Weighted Average	92.6%	94.0%	90.3%	90.4%	2.3%	3.6%

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] For comparability to current period presentation, results for the six months ended June 30, 2015 and 2014, reflect adjustments to tenant reimbursements and property expenses for the three months ended March 31, 2015 and 2014. The net effect of these adjustments on NOI and Cash NOI, is a net decrease of $56k and $67k, for the six months ended June 30, 2015 and 2014, respectively.

[3] Reflects the occupancy of our Same Property Portfolio adjusted for spaces aggregating 90,074 sqft that were classified as repositioning as of June 30, 2015. For additional details, refer to page 24 of this report.

Second Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 13

Joint Venture Financial Summary (in thousands) Balance Sheet ( unaudited results) Mission Oaks (1) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 Assets: Investments in real estate, net 20,690$ 20,635$ 20,268$ 56,488$ Cash and cash equivalents 2,891 2,573 2,331 1,105 Rents and other receivables, net 183 220 231 309 Deferred rent receivable 2 - - 251 Deferred leasing costs and acquisition related intangible assets, net 74 164 290 4,211 Deferred loan costs, net - - - 79 Acquired above- market leases, net - 44 110 557 Other assets 22 28 19 54 Total Assets 23,862$ 23,664$ 23,249$ 63,054$ Liabilities: Notes payable - $ - $ - $ 41,500$ Accounts payable, accrued expenses and other liabilities 836 930 678 930 Deferred rent payable - 4 11 - Tenant security deposits 429 292 292 277 Prepaid rents 177 129 - 127 Total Liabilities 1,442 1,355 981 42,834 Equity: Equity 8,202 8,202 8,202 19,462 Accumulated deficit and distributions 14,218 14,107 14,066 758 Total Equity 22,420 22,309 22,268 20,220 Total Liabilities and Equity $ 23,862 $ 23,664 $ 23,249 $ 63,054 Rexford Industrial Realty, Inc. Ownership %: 15% 15% 15% 15% (1) These financials represent amounts attributable to the entities and do not represent our proportionate share. Second Quarter 2015 Page 14 Supplemental Financial Reporting Package

Joint Venture Financial Summary [1]

Statement of Operations

(in thousands)
(unaudited results)

Statement of Operations:

	Mission Oaks [2]			
	Three Months Ended			
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Income Statement				
Rental revenues	$ 373	$ 348	$ 807	$ 1,300
Tenant reimbursements	312	315	355	823
Other operating revenues	-	-	-	-
Total revenue	685	663	1,162	2,123
Total operating expense	423	425	555	934
NOI	262	238	607	1,189
General and administrative	13	12	11	14
Depreciation and amortization	138	185	442	687
Interest expense	-	-	165	285
Loss on Extinguishment of Debt	-	-	70	-
Gain on sale of assets/investments	-	-	(13,389)	-
Total expense (income)	574	622	(12,146)	1,920
Net Income	$ 111	$ 41	$ 13,308	$ 203
EBITDA				
Net income	$ 111	$ 41	$ 13,308	$ 203
Interest expense	-	-	165	285
Depreciation and amortization	138	185	442	687
EBITDA	$ 249	$ 226	$ 13,915	$ 1,175
Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%

Reconciliation - Equity Income in Joint Venture:

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net income	$ 111	$ 41	$ 13,308	$ 203
Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%
Company share	17	6	1,996	30
Intercompany eliminations/basis adjustments	(5)	(5)	(2,021)	(28)
Equity in net income (loss) from unconsolidated real estate entities	$ 12	$ 1	$ (25)	$ 2

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] These financials represent amounts attributable to the entities and do not represent our proportionate share.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 15

Capitalization Summary

(unaudited results)

Capitalization as of June 30, 2015

Description		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014
Common shares [1]		55,051,832		54,909,083		43,382,425		43,059,742		25,420,381
Operating partnership units		2,177,573		2,296,686		2,323,344		2,646,027		3,009,259
Total shares and units at period end [1]		57,229,405		57,205,769		45,705,769		45,705,769		28,429,640
Share price at end of quarter	$	14.58	$	15.81	$	15.71	$	13.84	$	14.24
Total Equity Market Capitalization	$	834,404,725	$	904,423,208	$	718,037,631	$	632,567,843	$	404,838,074
Total consolidated debt	$	296,715,000	$	269,879,000	$	357,076,000	$	269,699,000	$	369,679,177
Plus: pro-rata share of debt related to unconsolidated JV's		-		-		-		6,225,000		6,225,000
Total Debt (pro-rata)	$	296,715,000	$	269,879,000	$	357,076,000	$	275,924,000	$	375,904,177
Less: Cash and cash equivalents		(9,988,000)		(47,541,000)		(8,606,000)		(60,541,000)		(9,272,000)
Net Debt (pro-rata)	$	286,727,000	$	222,338,000	$	348,470,000	$	215,383,000	$	366,632,177
Total Combined Market Capitalization (Debt and Equity)	$	1,121,131,725	$	1,126,761,208	$	1,066,507,631	$	847,950,843	$	771,470,251
Net debt (pro-rata) to total combined market capitalization		25.6%		19.7%		32.7%		25.4%		47.5%
Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized)		5.1x		4.3x		6.9x		4.9x		8.9x

[1] Excludes the following number of unvested shares of restricted stock: 407,463 (June 30, 2015), 420,280 (March 31, 2015), 320,017 (December 31, 2014), 198,141 (September 30, 2014) and 203,264 (June 30, 2014).

Second Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 16

Debt Summary

(in thousands)

(unaudited results)

Debt Detail:

As of June 30, 2015

Debt Description	Initial Maturity Date	Maturity Date w/ Extensions	Stated/Swapped Interest Rate	Effective Interest Rate	Principal Balance
Secured Debt:					
Glendale Commerce Center	5/1/2016	5/1/2018	LIBOR + 2.00%	2.187%	$ 42,750
$60mm Term Loan	8/1/2019	8/1/2020	LIBOR + 1.90%	2.087%	30,000
$60mm Term Loan (Swap Effective 1/15/15)	8/1/2019	8/1/2020	3.726%	3.726%	30,000
Gilbert/La Palma	3/1/2031	N/A	5.125%	5.125%	3,109
12907 Imperial Highway	4/1/2018	N/A	5.950%	5.950%	5,356
Term Loan	6/24/2017	6/24/2019	LIBOR + 1.55%	1.738%	48,500
Unsecured Debt:					
$100M Term Loan Facility	6/11/2019	N/A	LIBOR + 1.25%	1.437%	100,000
$200M Revolving Credit Facility[1]	6/11/2018	6/11/2019	LIBOR + 1.30%	1.487%	37,000
Total Consolidated:				2.017%	$ 296,715

[1] The credit facility is subject to an unused commitment fee which is calculated as 0.30% or 0.20% of the daily unused commitment if the balance is under $100,000,000 or over $100,000,000, respectively.

Consolidated Debt Composition:

Category	Avg. Term Remaining (yrs)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed	4.8	4.15%	4.15%	$ 38,465	13%
Variable[1]	2.9	LIBOR + 1.51%	1.70%	$ 258,250	87%
Secured	2.8		2.50%	$ 159,715	54%
Unsecured facility	3.7		1.45%	$ 137,000	46%

[1] On February 4, 2014 we executed two forward interest rate swaps that will effectively fix the annual interest rate on our $60mm term loan in the future as follows: (i) $30mm at 3.726% from 1/15/15 to 2/15/19, and (ii) $30mm at 3.91% from 7/15/15 to 2/15/19. On August 19, 2014 we executed two forward interest rate swaps that will effectively fix the annual interest rate on our $100mm term loan in the future as follows: (i) $50mm at 1.79% plus the applicable term loan facility margin from 8/14/15 - 12/14/18, and (ii) $50mm at 2.005% plus the applicable term loan facility margin from 2/16/16 to 12/14/18. If all of our swaps were effective as of June 30, 2015, our consolidated debt would be 57% fixed and 43% variable.

Debt Maturity Schedule:

Year	Secured	Unsecured Debt	Total	% Total	Interest Rate
2016	42,750	-	42,750	15%	2.187%
2017	48,500	-	48,500	16%	1.738%
2018	5,356	37,000	42,356	14%	2.051%
2019	60,000	100,000	160,000	54%	1.988%
Thereafter	3,109	-	3,109	1%	5.125%
Total	$ 159,715	$ 137,000	$ 296,715	100%	2.017%

Second Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 17

Debt Covenants (unaudited results) Unsecured Revolving Credit Facility and Term Loan Facility Covenants(1) Covenant June 30, 2015 March 31, 2015 Maximum Leverage Ratio less than 60% 28.1% 26.6% Maximum Secured Leverage Ratio less than 45% 15.1% 16.7% Maximum Recourse Debt less than 15% 1.0% 1.1% Minimum Tangible Net Worth $582,432,000 $756,231,000 $762,145,000 Minimum Fixed Charge Coverage Ratio at least 1.50 to 1.00 8.47 to 1.00 7.60 to 1.00 Unencumbered Leverage Ratio less than 60% 17.1% 13.1% Unencumbered Interest Coverage Ratio at least 1.75 to 1.00 5.96 to 1.00 7.55 to 1.00 (1) Our actual performance for each covenant is calculated based on the definitions set forth in the loan agreement. Second Quarter 2015 Page 18 Supplemental Financial Reporting Package

Portfolio Overview

at 6/30/15 (unaudited results)

Consolidated Portfolio:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Annualized Base Rent Total (in thousands)[1]	Annualized Base Rent per SF
Greater San Fernando Valley	23	100.0%	2,614,216	76.2%	$ 18,867	$9.47
San Gabriel Valley	11	100.0%	1,264,918	99.5%	9,720	$7.73
Central LA	3	100.0%	316,433	100.0%	2,748	$8.69
Mid-Counties	7	100.0%	723,244	100.0%	5,568	$7.70
South Bay	12	100.0%	814,999	90.6%	6,004	$8.13
Los Angeles County	56	100.0%	5,733,810	87.7%	42,907	$8.53
North Orange County	6	100.0%	644,016	93.9%	5,446	$9.01
West Orange County	1	100.0%	170,865	100.0%	1,408	$8.24
South Orange County	1	100.0%	46,178	100.0%	371	$8.04
OC Airport	6	100.0%	511,270	65.9%	2,961	$8.79
Orange County	14	100.0%	1,372,329	84.4%	10,186	$8.79
Inland Empire West	9	100.0%	961,184	96.4%	6,807	$7.35
Inland Empire East	2	100.0%	85,282	100.0%	535	$6.27
San Bernardino County	11	100.0%	1,046,466	96.7%	7,342	$7.26
Ventura	10	100.0%	1,057,306	90.8%	7,741	$8.07
Ventura County	10	100.0%	1,057,306	90.8%	7,741	$8.07
North County San Diego	6	100.0%	584,254	81.9%	4,450	$9.30
Central San Diego	9	100.0%	776,988	94.1%	8,260	$11.30
South County San Diego	1	100.0%	78,615	63.8%	433	$8.63
San Diego County	16	100.0%	1,439,857	87.5%	13,143	$10.44
CONSOLIDATED TOTAL / WEIGHTED AVERAGE	107	100.0%	10,649,768	88.4%	$ 81,319	$8.64

Unconsolidated Joint Ventures:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Annualized Base Rent Total (in thousands)[1]	Annualized Base Rent per SF
Ventura	1	15.0%	68,370	46.7%	$ 281	$8.79
UNCONSOLIDATED TOTAL / WEIGHTED AVERAGE	1	15.0%	68,370	46.7%	$ 281	$8.80

Total Portfolio:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Annualized Base Rent Total (in thousands)[1]	Annualized Base Rent per SF
GRAND TOTAL / WEIGHTED AVERAGE	108	96.5%	10,718,138	88.2%	$ 81,600	$8.64

(1) Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of June 30, 2015, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 19

Occupancy and Leasing Trends

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Occupancy by County:

	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014
Occupancy:					
Los Angeles County	87.7%	87.1%	91.0%	95.7%	92.7%
Orange County	84.4%	92.6%	92.1%	90.3%	91.9%
San Bernardino County	96.7%	96.3%	92.1%	88.1%	88.9%
Ventura County	90.8%	91.8%	91.4%	87.8%	88.5%
San Diego County	87.5%	89.0%	86.3%	82.4%	83.6%
Other	--	--	--	--	79.5%
Total/Weighted Average	88.4%	89.5%	90.7%	91.8%	90.5%
Consolidated Portfolio SF	10,649,768	10,253,580	9,829,020	8,633,812	7,908,456

Leasing Activity:

	Three Months Ended				
	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014
Leasing Activity (SF): [1]					
New leases	283,695	458,301	201,269	253,422	208,819
Renewal	442,019	319,849	229,226	438,251	363,798
Gross leasing	725,714	778,150	430,495	691,673	572,617
Expiring leases	857,483	625,534	388,816	624,995	582,344
Net absorption	(131,769)[2]	152,616	41,679	66,678	(9,727)
Retention rate	52%[3]	51%	59%	70%	62%

Weighted Average New/Renewal Leasing Spreads:

	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014
Cash Rent Change	7.0%	4.5%	1.9%[4]	3.6%	5.2%
GAAP Rent Change	15.4%	11.6%	11.8%[5]	10.3%	17.1%

[1] Excludes month-to-month tenants.

[2] Excluding the effect of two move-outs aggregating 146,133 square feet at two of our repositioning properties, Birch and Frampton, our net absorption is 14,364 square feet.

[3] Excluding the effect of two move-outs aggregating 146,133 square feet at two of our repositioning properties, Birch and Frampton, our retention rate is 62%.

[4] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average cash growth total leases is 3.3%.

[5] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average GAAP growth for total leases is 13.3%.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 20

Leasing Statistics

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - Cash	Rent Change - GAAP
Second Quarter 2015:					
New	57	283,695	3.8	7.1%	14.4%
Renewal [1]	85	442,019	2.0	6.9%	15.9%
Total/Weighted Average	142	725,714	2.7	7.0%	15.4%

Uncommenced Leases by County:

Market	Leased SF	Uncommenced Leases Annual Base Rent (in thousands)	Total Pro Forma Annualized Base Rent (in thousands)	Pro Forma Occupancy %	Pro Forma Annualized Base Rent per SF
Los Angeles County	115,924	$ 1,009	$ 43,916	89.7%	$8.54
Orange County	3,820	48	10,234	84.7%	$8.81
San Bernardino County	-	-	7,342	96.7%	$7.26
Ventura County	9,824	75	7,817	91.7%	$8.06
San Diego County	35,582	428	13,571	89.9%	$10.48
Total/Weighted Average	165,150	$ 1,561	$ 82,880	90.0%	$8.65

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Annualized Base Rent (in thousands)	% of Annualized Base Rent	Annualized Base Rent per SF
Available	-	1,232,852	-	-	-
MTM Tenants	106	192,524	$ 2,136	2.6%	$11.10
2015	185	811,067	7,424	9.1%	$9.15
2016	373	2,730,283	22,010	27.1%	$8.06
2017	274	1,938,724	16,687	20.5%	$8.61
2018	143	1,098,686	9,943	12.2%	$9.05
2019	35	762,351	6,216	7.7%	$8.15
2020	33	942,386	8,392	10.3%	$8.91
2021	7	176,247	2,162	2.7%	$12.26
2022	5	135,180	728	0.9%	$5.38
2023	1	67,838	882	1.1%	$13.01
2024	2	266,865	1,977	2.4%	$7.41
Thereafter	3	294,765	2,762	3.4%	$9.37
Total Portfolio	1,167	10,649,768	$ 81,319	100.0%	$8.64

[1] 100% of lease renewals during the quarter achieved flat or positive cash rent growth.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 21

Top Tenants and Lease Segmentation

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
Cosmetic Laboratories of America, LLC	LA - San Fern. Valley	319,348	2.2%	$5.64	6/30/2020
Valeant Pharmaceuticals International, Inc.	OC - West	170,865	1.7%	$8.24	12/31/2019
Triumph Processing, Inc.	LA - South Bay	164,662	1.6%	$7.86	5/31/2030
Senior Operations, Inc.	LA - San Fern. Valley	130,800	1.4%	$8.88	11/30/2024
Biosense Webster, Inc.	LA - San Gabriel Valley	89,920	1.4%	$12.58	10/31/2020[1]
Warehouse Specialists, Inc.	LA - San Gabriel Valley	245,961	1.3%	$4.44	11/30/2017
32 Cold, LLC	LA - Central	78,280	1.3%	$13.80	9/30/2025
Department of Corrections	Inland Empire West	58,781	1.3%	$18.25	3/31/2020
Tarnik, Inc.	LA - San Fern. Valley	138,980	1.2%	$6.80	4/30/2016
Exelis Inc.	LA - San Gabriel Valley	67,838	1.1%	$13.01	9/30/2023
Top 10 Total / Wtd. Avg.		1,465,435	14.6%	$8.10	

[1] Includes 1,120 square feet expiring 9/30/2016, 12,800 square feet expiring 9/30/2017 and 76,000 square feet expiring 10/31/2020, as of June 30, 2015.

Lease Segmentation by Size:

Square Feet	Number of Leases	Leased SF	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	835	1,703,355	$ 17,924	22.0%	$10.52
5,000 - 9,999	132	911,214	9,402	11.6%	$10.32
10,000 - 24,999	130	2,046,254	18,476	22.7%	$9.03
25,000 - 49,999	33	1,195,315	10,444	12.9%	$8.74
>50,000	37	3,560,778	25,073	30.8%	$7.04
Total / Wtd. Avg.	1,167	9,416,916	$ 81,319	100.0%	$8.64

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 22

Capital Expenditure Summary

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Quarter Ended June 30, 2015:		Amount	SF[1]		PSF
Tenant Improvements:					
New Leases - 1st Generation	$	199,000	141,063	$	1.41
New Leases - 2nd Generation	$	503,000	347,941	$	1.45
Renewals	$	67,000	150,365	$	0.45
Leasing Commissions & Lease Costs:					
New Leases - 1st Generation	$	797,000	434,509	$	1.83
New Leases - 2nd Generation	$	264,000	223,763	$	1.18
Renewals	$	59,000	86,636	$	0.68
Total Recurring Capex:					
Recurring Capex	$	871,000	10,441,505	$	0.08
Recurring Capex % NOI		5.3%			
Recurring Capex % Operating Revenue		3.9%			
Nonrecurring Capex	$	3,312,000	3,670,387	$	0.90

Six Months Ended June 30, 2015:		Amount	SF[1]		PSF
Tenant Improvements:					
New Leases - 1st Generation	$	337,000	229,138	$	1.47
New Leases - 2nd Generation	$	866,000	488,289	$	1.77
Renewals	$	145,000	189,862	$	0.76
Leasing Commissions & Lease Costs:					
New Leases - 1st Generation	$	895,000	501,447	$	1.78
New Leases - 2nd Generation	$	507,000	408,671	$	1.24
Renewals	$	82,000	152,326	$	0.54
Total Recurring Capex:					
Recurring Capex	$	1,263,000	10,240,446	$	0.12
Recurring Capex % NOI		4.0%			
Recurring Capex % Operating Revenue		2.9%			
Nonrecurring Capex	$	6,232,000	4,150,429	$	1.50

[1] For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases in which there were no tenant improvements and/or leasing commissions. For recurring capex, reflects the weighted average square footage of our consolidated portfolio for the period. For nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 23

Properties and Space Under Repositioning

As of June 30, 2015

(unaudited results, in thousands, except square footage)

Repositioning Properties

Property (Submarket)	Rentable Square Feet	Acquisition Date	Est. Construction Period: Start	Est. Construction Period: Completion	Costs Incurred: Purchase Price	Costs Incurred: Repositioning	Costs Incurred: Cumulative Investment-to date[1]	Projected Total Investment[2]	Occ % 6/30/15	Actual Cash NOI 2Q-2015[3]	Estimated Annual Stabilized Cash NOI	Estimated Period to Stabilization (months)[5]
CURRENT REPOSITIONING:												
1601 Alton Pkwy. (OC Airport)	124,000	Jun-14	4Q-2014	1Q-2016	$ 13,276	$ 620	$ 13,896	$ 16,447	40%	$ 105	$ 996	18 - 24
605 8th Street (San Fernando Valley)	56,780	Aug-14	4Q-2014	3Q-2015	$ 5,075	$ 523	$ 5,598	$ 7,207	0%	$ (5)	$ 439	6 - 12
7900 Nelson Rd. (San Fernando Valley)	203,082	Nov-14	1Q-2015	3Q-2015	$ 24,287	$ 182	$ 24,469	$ 27,065	0%	$ (62)	$ 1,676	18 - 24
9401 De Soto Ave. (San Fernando Valley)	150,263	Mar-15	2Q-2015	3Q-2015	$ 14,075	$ 95	$ 14,170	$ 16,906	0%	$ (37)	$ 1,007	8 - 14
2610 & 2701 S. Birch St. (OC Airport)	98,230	Jun-14	2Q-2015	4Q-2015	$ 11,000	$ 215	$ 11,215	$ 13,606	0%	$ -	$ 868	8 - 14
24105 Frampton Ave. (South Bay)	47,903	Mar-14	2Q-2015	1Q-2016	$ 3,930	$ 204	$ 4,134	TBD	0%	$ (14)	$ 315	7 - 13
TOTAL/WEIGHTED AVERAGE	680,258				$ 71,643	$ 1,839	$ 73,482	$ 81,231	7%	$ (13)[4]	$ 5,301	
FUTURE REPOSITIONING:												
679-691 S. Anderson St. (Central LA)	47,490	Nov-14			$ 6,490	$ 8	$ 6,498	$ 6,990	100%	$ 56	$ 442	--
COMPLETED REPOSITIONING:												
7110 Rosecrans Ave. (South Bay)	73,439	Jan-14			$ 5,000	$ 691	$ 5,691	5,691	100%	$ 41	$ 417	Stabilized

[1]Cumulative investment-to-date includes the purchase price of the property and subsequent costs incurred for nonrecurring capital expenditures.

[2]Projected total investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

[3]Represents the actual net operating income for each property for the three months ended June 30, 2015.

[4]Actual NOI for the three months ended June 30, 2015, reflects the capitalization of $175 of real estate property taxes. We will continue to capitalize real estate property taxes during the period in which construction is taking place to get each repositioning property ready for its intended use.

[5]Represents the estimated remaining number of months, as of June 30, 2015, for the property to reach stabilization. Includes time to complete construction and to lease-up property.

Repositioning Space

Property (Submarket)	Rentable Square Feet	Space Under Repositioning	Est. Construction Period: Start	Est. Construction Period: Completion	Occ % 6/30/15	Actual Cash NOI 2Q-2015[1]	Estimated Annual Stabilized Cash NOI	Estimated Period to Stabilization (months)[2]
CURRENT REPOSITIONING:								
28159 Avenue Stanford (San Fernando Valley)	79,701	18,074	4Q-2014	2Q-2015	69%	$ 108	$ 682	10 - 16
15140 & 15148 Bledsoe St. (San Fernando Valley)	133,356	72,000	1Q-2015	3Q-2015	46%	$ 88	$ 882	6 - 12
TOTAL/WEIGHTED AVERAGE	213,057	90,074			55%	$ 196	$ 1,564	

[1]Represents the actual net operating income for each property for the three months ended June 30, 2015.

[2]Represents the estimated remaining number of months, as of June 30, 2015, for the property to reach stabilization. Includes time to complete construction and to lease-up repositioning space.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 24

Acquisitions and Dispositions Summary

(unaudited results, data presented on a wholly owned basis)

Acquisitions:

Date	Property	Address	Submarket	SF	Price ($ in MM)	Occ. % at Acquisition	Occ. % at June 30, 2015
Nov-14	679 Anderson	679-691 S. Anderson St.	LA - Central	47,490	$6.5	100%	100%
Nov-14	7900 Nelson Rd.(1)	7900 Nelson Road	LA - San Fern. Valley	203,082	$24.3	0%	0%
Dec-14	10509 Business Dr.	10509 Business Dr.	Inland Empire West	130,788	$9.0	100%	100%
Dec-14	13231 Slover Ave	13231 Slover Ave	Inland Empire West	109,463	$7.6	100%	100%
Dec-14	240 Ivy Ave.	240 West Ivy Ave.	LA - South Bay	45,685	$5.9	100%	100%
Dec-14	3000-3150 Paseo Mercado	3000-3150 Paseo Mercado	Ventura County	132,187	$11.6	86%	85%
Dec-14	2350-2380 Eastman Ave	2350-2380 Eastman Avenue	Ventura County	55,296	$6.0	93%	91%
Dec-14	1800 Eastman Ave	1800 Eastman Avenue	Ventura County	33,332	$3.3	100%	100%
Dec-14	2360-2364 E. Sturgis Rd	2360-2364 E. Sturgis Road	Ventura County	49,624	$4.1	96%	78%
Dec-14	201 Rice Avenue	201 Rice Avenue	Ventura County	137,785	$13.7	97%	97%
Dec-14	11120-11160 Hindry Ave	11120, 11160, 11200 Hindry Ave	LA - South Bay	63,654	$11.9	88%	92%
Dec-14	6970-7374 Convoy Court	6970-7170 and 7310-7374 Convoy Court	San Diego - Central	187,763	$32.3	98%	95%
Jan-15	8902-8940 Activity Rd	8902-8940 Activity Road	San Diego - Central	112,501	$18.5	93%	94%
Jan-15	12907 Imperial Hwy	12907 Imperial Highway	LA - Mid-counties	101,080	$12.2	100%	100%
Mar-15	1210 Red Gum	1210 North Red Gum St	OC - North	64,570	$7.7	100%	100%
Mar-15	9401 De Soto(1)	9401 De Soto Ave	LA - San Fern. Valley	150,263(2)	$14.1	0%	0%
Apr-15	9615 Norwalk Bl	9615 Norwalk Blvd.	LA - Mid-counties	38,362	$9.6	100%	100%
May-15	16221 Arthur St	16221 Arthur St	LA - Mid-counties	61,372	$5.8	100%	100%
May-15	2588-2605 Industry Way	2588 & 2605 Industry Way	LA - South Bay	164,662	$22.0	100%	100%
May-15	425 Hacienda Bl	425 Hacienda Blvd.	LA - San Gabriel	51,823	$7.0	100%	100%
Jun-15	6700 Alameda St	6700 S. Alameda St.	LA - Central	78,280	$14.5	100%	100%

(1) As of June 30, 2015, this property was undergoing repositioning. See page 24 for additional details.

(2) Represents the expected square footage of the building after completion of the planned repositioning. At acquisition, the property was measured at 153,984 square feet.

Dispositions:

Date	Property	Address	Submarket	SF	Sale Price ($ in MM)	Reason for Selling
Jan-13	Bonnie Beach	4578 Worth Street	LA - Central	79,370	$4.1	User sale
Apr-13	Williams	1950 East Williams Drive	Ventura County	161,682	$8.5	Marketed sale
May-13	Glenoaks	9027 Glenoaks Blvd.	LA - San Fern. Valley	14,700	$1.7	User sale
May-13	Interstate	2441, 2507, 2515 W. Erie Dr., & 2929 S. Fair Lane	Arizona	83,385	$5.0	Non-strategic location
Jun-13	Knollwood	1255 Knollwood Circle	OC - North	25,162	$2.8	User sale
Jan-14	Kaiser	1335 Park Center Drive	San Diego - North	124,997	$10.1	User sale
Mar-14	Madera - Office	2900 N. Madera Road	Ventura County	63,305	$4.4	Non core business
Aug-14	Zenith	500-560 Zenith Dr.	Other	37,992	$1.8	Non-strategic location

Second Quarter 2015
Supplemental Financial Reporting Package

Rexford INDUSTRIAL

Page 25

Net Asset Value Components

at 6/30/15

(unaudited and in thousands, except share count)

Net Operating Income

ProForma Net Operating Income (NOI)[1][2]	For the Three Months Ended June 30, 2015
Total operating revenues	$ 22,281
Property operating expenses	(5,874)
Pro forma effect of acquisitions[3]	395
ProForma NOI	16,802
Fair value lease revenue	46
Straight line rental revenue adjustment	(612)
ProForma Cash NOI	$ 16,236

Balance Sheet Items

Other assets and liabilities	June 30, 2015
Cash and cash equivalents	$ 9,988
Notes receivable	13,137
Rents and other receivables, net	2,210
Other assets	5,221
Acquisition related deposits	1,400
Accounts payable, accrued expenses and other liabilities	(9,257)
Dividends payable	(6,655)
Tenant security deposits	(9,711)
Prepaid rents	(2,517)
Total other assets and liabilities	$ 3,816

Debt and Shares Outstanding

Total consolidated debt[4]	$ 296,715
Common shares outstanding[5]	55,051,832
Operating partnership units outstanding	2,177,573

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

[2] ProForma Net Operating Income as calculated does not reflect the potential incremental value from properties and space under repositioning. See page 24 for additional details.

[3] Represents the estimated impact of Q2'15 acquisitions as if they had been acquired April 1, 2015.

[4] Excludes net deferred loan fees and net loan premium aggregating $382.

[5] Excludes 407,463 shares of unvested shares of restricted stock.

Second Quarter 2015
Supplemental Financial Reporting Package
Rexford INDUSTRIAL
Page 26

Fixed Charge Coverage Ratio at 6/30/15 ( unaudited and in thousands) For the Three Months Ended June 30, 2015 March 31, 2015 December 31, 2014 EBITDA $ 12,364 $ 11,819 $ 10,334 Recurring cash distributions from unconsolidated joint ventures 37 34 89 Fair value lease expense 46 39 115 Non- cash stock compensation 467 348 250 Straight line corporate office rent expense adjustment 37 24 Straight line rental revenue adjustment (612) (365) (595) Capitalized payments (311) (334) (302) Note receivable discount amortization (71) (69) (68) Gain on extinguishment of debt (71) - Recurring capital expenditures (871) (392) (908) 2nd generation tenant improvements and leasing commissions (893) (706) (918) Unconsolidated joint venture AFFO adjustments 4 9 (3) Cash flow for fixed charge coverage calculation $ 10,126 $ 10,407 $ 7,994 Cash interest expense calculation detail: Interest expense $ 1,658 $ 1,826 $ 1,655 Capitalized interest 186 10 42 Note payable premium amortization 33 92 82 Amortization of deferred financing costs (209) (209) (206) Cash interest expense $ 1,668 $ 1,719 $ 1,573 Fixed Charge Coverage Ratio 6.1x 6.1x 5.1x Second Quarter 2015 Page 27 Supplemental Financial Reporting Package

Definitions / Discussion of Non- GAAP Financial Measures Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO ( i) non- cash operating revenues and expenses, ( ii) capitalized operating expenditures such as leasing payroll, ( iii) recurring capital expenditures required to maintain and re- tenant our properties, ( iv) capitalized interest costs resulting from the repositioning/ redevelopment of certain of our properties, and ( v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs. However, because AFFO may exclude certain non- recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO. AFFO should be considered only as a supplement to net income (as computed in accordance with GAAP) as a measure of our performance. Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements. Capital Expenditures, Non- recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired. Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: ( a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; ( b) capital expenditures for seismic upgrades; or ( c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired. Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use. Cash NOI: Cash basis NOI is a non- GAAP measure, which we calculate by adding or subtracting from NOI i) fair value lease revenue and ii) straight- line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio. EBITDA and Adjusted EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities ( as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA. Adjusted EBITDA includes add backs of non- cash stock based compensation expense, gain on extinguishment of debt, loss on sale of real estate, non- recurring legal fees and the pro- forma effects of acquisitions and assets classified as held for sale. Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition. Funds from Operations (FFO): We calculate FFO before non- controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts ( “ NAREIT” ) . FFO represents net income ( loss) ( computed in accordance with GAAP) , excluding gains ( or losses) from sales of depreciable operating property, real estate related depreciation and amortization ( excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends. Second Quarter 2015 Page 28 Supplemental Financial Reporting Package

Definitions / Discussion of Non- GAAP Financial Measures NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property expenses and other property expenses ( before interest expense, depreciation and amortization) . We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains ( or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties ( all of which have real economic effect and could materially impact our results from operations) , the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio. Proforma NOI: Proforma NOI is calculated by adding to NOI the estimated impact of current period acquisitions as if they had been acquired at the beginning of the reportable period. These estimates do not purport to be indicative of what operating results would have been had the acquisitions actually occured at the beginning of the reportable period and may not be indicative of future operating results. Properties Under Repositioning: Typically defined as properties where a significant amount of space is held vacant in order to implement capital improvements that improve the market rentability and leasing functionality of that space. Considered completed once investment is fully or nearly fully deployed and the property is marketable for leasing. Recurring Funds From Operations (Recurring FFO): We calculate Recurring FFO by adjusting FFO to exclude the effect of non- recurring expenses and acquisition expenses. Rent Change - Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short- term leases, and space that has been vacant for over one year. Rent Change - GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short- term leases, and space that has been vacant for over one year. Same Property Portfolio: Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly- owned by us as of January 1, 2014 and still owned by us as of June 30, 2015. The Company’s computation of same property performance may not be comparable to other REITs. Space Under Repositioning: Defined as space held vacant in order to implement capital improvements to change the leasing functionality of that space. Considered completed once the repositioning has been completed and the unit is marketable for leasing. Stabilized Same Property Portfolio: Our Stabilized Same Property Portfolio represents the properties included in our Same Property Portfolio, adjusted to exclude spaces that were under repositioning. Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date. Second Quarter 2015 Page 29 Supplemental Financial Reporting Package